As filed with the Securities and Exchange Commission on November 7, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2015

Date of reporting period:  August 31, 2014

Item 1. Reports to Stockholders.

Classic Value Investing

PZENA MID CAP FOCUSED VALUE FUND
Investor Class PZVMX
Institutional Class PZIMX

PZENA EMERGING MARKETS FOCUSED VALUE FUND
Investor Class PZVEX
Institutional Class PZIEX

PZENA LONG/SHORT VALUE FUND
Investor Class PZVLX
Institutional Class PZILX

1-844-PZN-1996 (1-844-796-1996) • www.pzenafunds.com

Table of Contents

Letter to Shareholders	1

Pzena Funds Commentary
Pzena Mid Cap Focused Value Fund	2
Pzena Emerging Markets Focused Value Fund	3
Pzena Long/Short Value Fund	4

Pzena Mid Cap Focused Value Fund
Portfolio Allocation	5
Schedule of Investments	6

Pzena Emerging Markets Focused Value Fund
Portfolio Allocation	7
Schedule of Investments	8
Portfolio Diversification	11

Pzena Long/Short Value Fund
Portfolio Allocation	12
Schedule of Investments	13
Schedule of Securities Sold Short	15

Statements of Assets and Liabilities	17

Statements of Operations	18

Statements of Changes in Net Assets	19

Statement of Cash Flows – Pzena Long/Short Value Fund	20

Financial Highlights
Pzena Mid Cap Focused Value Fund	21
Pzena Emerging Markets Focused Value Fund	22
Pzena Long/Short Value Fund	23

Notes to Financial Statements	24

Expense Example	32

Approval of Investment Advisory Agreement	34

Notice of Shareholders	36

Dear Shareholder,

We are delighted to introduce you to Pzena Investment Management and our recently launched suite of mutual funds.  We opened our doors in 1996 with a distinct mission:

Become one of the world’s premier value investment firms

While our clients are ultimately the judges as to whether we achieve this goal, today we manage approximately $27 billion in client assets in U.S. and Global strategies.

This past March 31, 2014, we introduced three mutual funds

1.	The Pzena Mid Cap Focused Value Fund
2.	The Pzena Emerging Markets Focused Value Fund
3.	The Pzena Long/Short Value Fund

The Mid Cap and Emerging Markets Funds mirror strategies that we have managed for our institutional clients since September 1998 and January 2008, respectively.  We introduced the Long/Short strategy more recently in January 2013.

Our investment strategy is classic value.  Simply put, we seek to buy good businesses at low prices.  We follow two critical steps in our effort to uncover these bargains.  The first is serious, hands-on, old-fashioned research.  We have a team of 24 analysts striving to ensure that we have the information necessary to make sound judgments as to whether the issues facing companies in which we invest are temporary or permanent.

The second step is equally valuable, though often underestimated.  We employ a highly disciplined investment process that seeks to ensure that our emotions do not overrule good research.  We only buy stocks among the cheapest segment of the market and we systematically sell them when they become valued at the middle of their universe.

Last but not least, our focus is on helping our investors achieve long-term investment success.  Value investing is a discipline supported by powerful empirical evidence.  But that evidence includes periods of time when it does not work.  And some of those periods have lasted as long as several years.  By investing in our Funds you should know that we will stay true to our value discipline through all investment cycles.  In this way, we hope to achieve both our goals and yours.

Thank you for your investment in our Funds.  We look forward to working with you for many years to come.

Best regards,

Pzena Investment Management

Opinions expressed are subject to change, are not guaranteed, and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

Pzena Mid Cap Focused Value Fund
Commentary
August 2014

Total Cumulative Returns for Periods Ended August 31, 2014(1)
	One Month	Three Month	Since Inception
Pzena Mid Cap Focused Value Fund – Investor Class(2)	4.18%	4.70%	4.60%
Pzena Mid Cap Focused Value Fund – Institutional Class(2)	4.18%	4.70%	4.70%
Russell Midcap® Value Index	4.24%	4.71%	6.90%

(1)	Not annualized.
(2)	The Fund commenced operations on March 31, 2014.

Mid cap equities continued their strong run in 2014, with the Russell Midcap® Value Index returning 6.90% during the period March 31 through August 31.  The Pzena Mid Cap Focused Value Fund posted a return of 4.70% (Institutional Class) / 4.60% (Investor Class), lagging its benchmark due to weakness in the financial services sector, mainly due to the lack of ownership of real estate investment trusts (REITs) which performed well but which we continued to believe are priced at a premium by the market, and certain industrial and technology holdings.  These were partially offset by strong returns in a number of consumer discretionary and energy positions.

The three largest detractors from performance during the period were construction services firm KBR, Inc., an energy and chemical industry focused engineering and construction firm, Owens Corning, a leading manufacturer of fiberglass and roofing shingles, and Terex Corporation, which manufactures specialty lifts and other equipment used in industrial and construction applications.  KBR’s underperformance can be attributed to the company not winning any bids for the construction of large liquefied natural gas plants.  Weakness in pricing for roofing shingles continues to be an issue for Owens Corning as the housing market has still not rebounded to robust levels, which we expect to turn around in the future as the market improves.  Terex addresses multiple markets and the specific weakness in its business stems from a port crane business which continues to be well below trend.  We continue to believe the issues impacting these companies are temporary, and we added to all three positions during the reporting period.

Top contributors included the engineering and construction (E&C) services firm URS Corporation, Flextronics International Ltd., a leading electronics contract assembly company, and Superior Energy Services, Inc. a diversified energy services firm.  Aecom Technology Corporation, another E&C company owned in the portfolio, announced a merger with URS that was appreciated by the market due to synergy benefits and resulted in strong stock performance for both companies.  Flextronics contributed positively to the portfolio as it reported a strong quarter driven by strength across all segments, but especially in demand for Motorola Solutions, Inc. smartphones.  We built our position in Superior Energy Services at what we believe to be a highly discounted valuation, and continued strength in the U.S. shale drilling market and recent stabilization in pressure pumping prices has resulted in significant stock price improvement.  We trimmed URS and Flextronics as their valuation improved, and we continue to hold Superior Energy.

The portfolio continues to consist of what we believe to be high quality companies with the largest exposures to insurance, advertising, and technology where we see attractive valuations.

Past performance does not guarantee future results. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk. Principal loss is possible. Investments in mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The Russell Mid Cap® Value Index is an unmanaged index that measures the performance of those Russell Mid Cap® companies with lower price-to-book ratios and lower forecasted growth rates.  The Index cannot be invested in directly.

Pzena Emerging Markets Focused Value Fund
Commentary
August 2014

Total Cumulative Returns for Periods Ended August 31, 2014(1)
	One Month	Three Month	Since Inception
Pzena Emerging Markets Focused Value Fund – Investor Class(2)	3.20%	4.68%	9.70%
Pzena Emerging Markets Focused Value Fund – Institutional Class(2)	3.29%	4.77%	9.90%
MSCI Emerging Markets Index	2.25%	7.00%	11.10%

(1)	Not annualized.
(2)	The Fund commenced operations on March 31, 2014.

The Pzena Emerging Markets Focused Value Fund (the “Fund”) was up strongly during the period March 31 through August 31, driven by information technology holdings in Taiwan and generally strong returns from holdings in China and Brazil.  However, the Fund’s energy and financials holdings in Russia lagged significantly.  As a result, the Fund underperformed the MSCI Emerging Markets Index, which rose 11.10%, versus the Fund’s return of 9.90% (Institutional Class) / 9.70% (Investor Class).  The relative underperformance was driven largely by industrials holdings – not only did the sector lag the broader market, but our holdings in the sector lagged further still – as well as by holdings in Russia and Korea.  Both countries underperformed the broader MSCI Emerging Markets Index.  Boosting emerging market equities were less anxiety over central bank tapering, a positive election outcome in India, and signs of recovery in China, but indices remain below the levels of April 2011, when the current corrective phase in these markets began.

Usiminas, the large steel producer in Brazil, was the portfolio’s main detractor, as the company reported mixed Q1 2014 earnings results and investors continued to worry about the course of near term earnings due to the weak economic environment.  Our Russian energy holdings (Gazprom, Rosneft, and Lukoil) also detracted, though they were strong early in the period, benefitting from rising oil prices.  The stocks dropped sharply in July and August, as continued tensions in Ukraine and associated new economic sanctions in Russia left these stocks struggling.  We continue to believe that Russian oil exports are needed for global supply and demand balance.  With the passage of time some of these concerns should abate, which should help both the Russian market and companies linked to it.

Petrobras was the Fund’s largest individual contributor.  The stock rallied along with the Brazilian market and remains one of the cheapest of the large integrated energy producers based on our estimate of normal earnings.  Hon Hai Precision Industry (Taiwan), the world’s largest electronics contract manufacturer, also contributed strongly to the Fund’s return, rising in reaction to improved profitability, as margins recovered on declines in capital expenditures and improved efficiency.

We believe emerging markets appear cheap on valuation overall, yet we still find many businesses operating above normal profitability, with impending capacity additions and leverage in many cases giving us pause.  As such, our portfolio reflects a broad and diverse set of opportunities where we feel have found unique value across industries and geographies.

Past performance does not guarantee future results. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk. Principal loss is possible. Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in Emerging Markets.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

Diversification does not assure a profit or protect against a loss in a declining market.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI.  The Index cannot be invested in directly.

Pzena Long/Short Value Fund
Commentary
August 2014

Total Cumulative Returns for Periods Ended August 31, 2014(1)
	One Month	Three Month	Since Inception
Pzena Long/Short Value Fund – Investor Class(2)	1.79%	2.20%	2.40%
Pzena Long/Short Value Fund – Institutional Class(2)	1.89%	2.40%	2.60%
Russell 1000® Index	4.13%	4.78%	7.69%
50% Russell 1000® Index / 50% BofA Merrill Lynch 0-3 Month
U.S. Treasury Bill Index	2.07%	2.40%	3.82%

(1)	Not annualized.
(2)	The Fund commenced operations on March 31, 2014.

The Pzena Long/Short Value Fund increased 2.60% (Institutional Class) / 2.40% (Investor Class) for the period March 31 to August 31 compared to the custom index (50% Russell 1000® Index / 50% BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index), which was up 3.83%, and the Russell 1000® Index, which was up 7.69%.

The Fund’s absolute performance was driven by its long book, while the Fund’s short book detracted.  On the short side, performance was negatively affected primarily due to healthcare where a combination of strong performance of biotech stocks as well as a number of buyout deals by large pharma drove stock prices higher in the period.  Technology also had a negative impact on the Fund’s performance as the sector saw several of its higher flying names up significantly as investors continued to aggressively bid up valuations on these stocks.

On the long side, our holdings in financials, healthcare and technology were top contributors to the Fund’s absolute performance.  In the financial sector, the top performers included American International Group, Inc. (“AIG”), Goldman Sachs & Co., Morgan Stanley and Invesco Ltd. among others.  AIG was up for the period as the company posted a better-than-expected earnings per share for its second quarter, driven by a combination of lower catastrophe losses and adverse reserve developments in Property and Casualty, in-line Life Insurance results, and strong mortgage insurance results.  The company also completed the divestiture of its aircraft leasing business to AerCap Holdings N.V. and repurchased another 18.1 million shares.  Our positions in Goldman Sachs and Morgan Stanley benefited from an improvement in the outlook for trading amidst the continued progress of the economy.  Invesco also rose as the company reported strong 1Q 2014 fiscal year results driven by higher revenue realization and lower share count.  The company saw good organic growth of 3.7% in its assets under management while also returning $216 million of capital to shareholders through dividends and stock buybacks.  In healthcare, Cigna Corporation’s shares saw strong performance as the company produced better than expected earnings for 2Q and management raised its guidance for the balance of the year.

Currently, our biggest net exposures in the portfolio are in financials, technology and energy.  Among financials, we have well diversified positions spanning universal banks, capital markets players and insurance.  In technology, we see opportunity in established market leaders like Microsoft Corporation, Hewlett-Packard Company and Oracle Corporation and also selectively in equipment manufacturers and distributors.  Our energy positions are split between integrated oil majors and oil services companies.

Past performance does not guarantee future results. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk. Principal loss is possible. Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in Emerging Markets. The fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested in these securities.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

Diversification does not assure a profit or protect against a loss in a declining market.

Earnings Per Share (EPS) - The portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.

The Russell 1000® Index is an unmanaged index and is a subset of the Russell 3000® Index; it measures the performance of approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Index cannot be invested in directly.

The blended index represents a 50% weighting of the Russell 1000® Index, described above, and a 50% weighting of the Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index. The Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index measures the performance of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The Index cannot be invested in directly.

Pzena Mid Cap Focused Value Fund
Portfolio Allocation
August 31, 2014 (Unaudited)

The portfolio’s holdings and allocations are subject to change.  The percentages are of total investments as of August 31, 2014.

Pzena Mid Cap Focused Value Fund
Schedule of Investments
August 31, 2014 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 94.17%
Consumer Discretionary – 19.47%
Dana Holding Corp.	1,775	$41,233	1.93%
Interpublic Group
of Companies, Inc.	3,225	62,984	2.94%
Lamar Advertising Co.	1,200	62,976	2.94%
News Corp. (a)	4,100	72,262	3.37%
Omnicom Group, Inc.	750	54,008	2.52%
Staples, Inc.	4,400	51,392	2.40%
TRW Automotive
Holdings Corp. (a)	750	72,218	3.37%
		417,073	19.47%

Energy – 8.33%
Baker Hughes, Inc.	700	48,398	2.26%
Murphy Oil Corp.	950	59,346	2.77%
Superior Energy Services, Inc.	1,975	70,784	3.30%
		178,528	8.33%

Financials – 28.56%
Assurant, Inc.	575	38,381	1.79%
Axis Capital Holdings, Ltd (b)	1,125	54,248	2.53%
Comerica, Inc.	1,050	52,857	2.47%
Invesco, Ltd (b)	1,100	44,924	2.10%
KeyCorp	3,725	50,697	2.37%
Legg Mason, Inc.	825	40,689	1.90%
Primerica, Inc.	875	44,039	2.06%
Progressive Corp.	2,625	65,678	3.07%
Regions Financial Corp.	3,000	30,450	1.42%
Torchmark Corp.	787	42,931	2.00%
Validus Holdings, Ltd (b)	1,100	43,021	2.01%
Voya Financial, Inc.	1,400	54,725	2.55%
Willis Group Holdings PLC (b)	1,170	49,105	2.29%
		611,745	28.56%

Health Care – 7.11%
Becton, Dickinson & Co.	425	49,797	2.32%
Cigna Corp.	613	57,990	2.71%
Wellcare Health Plans, Inc. (a)	675	44,456	2.08%
		152,243	7.11%

Industrials – 16.92%
AECOM Technology Corp. (a)	1,200	45,408	2.12%
KBR, Inc.	2,400	52,848	2.47%
Masco Corp.	2,275	53,394	2.49%
Owens Corning, Inc.	1,200	43,200	2.02%
Parker Hannifin Corp.	500	57,750	2.69%
Terex Corp.	1,725	64,532	3.01%
URS Corp.	750	45,435	2.12%
		362,567	16.92%

Information Technology – 13.78%
Arrow Electronics, Inc. (a)	700	43,575	2.04%
Avnet, Inc.	1,925	85,682	4.00%
Flextronics
International, Ltd (a) (b)	5,650	62,376	2.91%
ON Semiconductor Corp. (a)	4,725	46,116	2.15%
Tech Data Corp. (a)	850	57,375	2.68%
		295,124	13.78%
Total Common Stocks
(Cost $1,952,959)		2,017,280	94.17%

REITS – 2.88%
Financials – 2.88%
Hospitality Properties Trust	2,100	61,803	2.88%
Total REITS (Cost $60,386)		61,803	2.88%

MONEY MARKET FUNDS – 3.75%
Short-Term Investments – 3.75%
Short Term Treasury Portfolio –
Institutional Class, 0.01% (c)	80,237	80,237	3.75%
Total Money Market Funds
(Cost $80,237)		80,237	3.75%
Total Investments
(Cost $2,093,582) – 100.80%		2,159,320	100.80%
Liabilities in Excess
of Other Assets – (0.80)%		(17,070)	(0.80)%
TOTAL NET ASSETS – 100.00%		$2,142,250	100.00%

Percentages are stated as a percent of net assets.

(a)	Non Income Producing
(b)	Foreign Issued Security
(c)	Rate Shown is the 7-day yield as of August 31, 2014.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Focused Value Fund
Portfolio Allocation
August 31, 2014 (Unaudited)

The portfolio’s holdings and allocations are subject to change.  The percentages are of total investments as of August 31, 2014.

Pzena Emerging Markets Focused Value Fund
Schedule of Investments
August 31, 2014 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 83.70%
Brazil – 7.66%
Banco Santander Brasil S.A.	7,300	$50,123	0.98%
Petroleo Brasileiro S.A.	9,400	98,556	1.92%
Randon SA Implementos
e Participacoes	36,550	117,561	2.30%
Usinas Siderurgicas
de Minas Gerais S.A. (a)	34,900	126,130	2.46%
		392,370	7.66%

China – 17.53%
Baoxin Auto Group, Ltd	67,000	49,709	0.97%
China Agri-Industries
Holdings, Ltd	229,000	93,668	1.83%
China Coal Energy Co., Ltd	58,000	35,324	0.69%
China Construction Bank Corp.	98,000	72,836	1.42%
China Dongxiang Group Co.	256,000	55,163	1.08%
China Mobile, Ltd	16,000	199,018	3.89%
China Power International
Development, Ltd	302,000	137,555	2.69%
China Shineway
Pharmaceutical Group, Ltd	59,000	102,317	2.00%
Dah Chong Hong
Holdings, Ltd	81,000	50,272	0.98%
Dongfeng Motor
Group Co., Ltd	28,000	51,881	1.01%
Kingboard Laminates
Holdings, Ltd	112,500	49,935	0.97%
		897,678	17.53%

Czech Republic – 1.64%
CEZ	2,900	84,149	1.64%

Hong Kong – 7.15%
Pacific Basin Shipping, Ltd	282,000	173,201	3.39%
Stella International
Holdings, Ltd	31,500	86,574	1.69%
Texwinca Holdings, Ltd	116,000	106,121	2.07%
		365,896	7.15%

Hungary – 2.62%
Magyar Telekom
Telecommunications PLC (a)	47,000	72,371	1.41%
OTP Bank PLC	3,575	61,761	1.21%
		134,132	2.62%

Malaysia – 2.56%
Genting Malaysia Berhad	91,600	131,065	2.56%

Poland – 2.52%
Cyfrowy Polsat S.A.	16,150	129,031	2.52%

Qatar – 1.19%
Industries Of Qata	1,150	61,113	1.19%

Republic of Korea – 12.66%
Dongbu Insurance	730	44,061	0.86%
Hana Financial Group, Inc.	1,730	72,599	1.42%
Hyundai Mipo
Dockyard Co., Ltd	1,025	130,406	2.55%
KB Financial
Group Inc. – ADR	1,930	78,843	1.54%
LG Electronics, Inc.	700	52,192	1.02%
Samsung Electronics
Co., Ltd – GDR	114	69,426	1.36%
Samsung Electronics Co., Ltd	75	91,277	1.78%
Samsung Engineering
Co., Ltd (a)	900	56,719	1.11%
Shinhan Financial
Group Co., Ltd – ADR	450	23,269	0.45%
Shinhan Financial
Group Co., Ltd	560	28,995	0.57%
		647,787	12.66%

Russian Federation – 7.52%
Gazprom OAO – ADR	20,725	148,634	2.90%
Lukoil – ADR	2,050	113,999	2.23%
Rosneft Oil Co. – GDR	18,500	112,800	2.21%
Sberbank of Russia – ADR	1,150	9,373	0.18%
		384,806	7.52%

South Africa – 5.80%
Aveng, Ltd (a)	33,350	71,414	1.40%
Reunert, Ltd	16,300	100,860	1.97%
Sasol	2,150	124,627	2.43%
		296,901	5.80%

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Focused Value Fund
Schedule of Investments (Continued)
August 31, 2014 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 83.70% (Continued)
Taiwan – 9.42%
Advanced Semiconductor
Engineering, Inc. – ADR	5,075	$32,378	0.63%
Advanced Semiconductor
Engineering, Inc.	15,000	18,693	0.36%
Compal Electronics,
Inc. – GDR (d)	11,925	53,066	1.04%
Compal Electronics, Inc.	42,000	37,376	0.73%
Hon Hai Precision
Industry Co., Ltd – GDR	13,916	93,377	1.82%
Hon Hai Precision
Industry Co., Ltd	28,000	95,549	1.87%
Taiwan Semiconductor
Manufacturing Co., Ltd – ADR	3,100	64,914	1.27%
Taiwan Semiconductor
Manufacturing Co., Ltd	21,000	87,118	1.70%
		482,471	9.42%

Thailand – 2.01%
Bangkok Bank
Public Co., Ltd – NVDR	16,000	102,692	2.01%

Turkey – 0.70%
Akbank T.A.S. – ADR	2,425	18,357	0.36%
Akbank T.A.S.	4,500	17,155	0.34%
		35,512	0.70%

United Arab Emirates – 1.70%
Abu Dhabi
Commercial Bank PJSC	6,100	13,303	0.26%
Union National Bank PJSC	40,175	73,830	1.44%
		87,133	1.70%

United States – 1.02%
Flextronics
International, Ltd (a)	4,750	52,440	1.02%
Total Common Stocks
(Cost $4,047,698)		4,285,176	83.70%

PARTICIPATORY NOTES – 11.08% (c)
India – 3.95%
Bank of Baroda	2,225	32,043	0.63%
Bank of India (a)	5,450	24,987	0.49%
HCL Technologies, Ltd (a)	1,950	52,549	1.03%
Hindalco Industries, Ltd	18,300	51,439	1.00%
Indian Bank (a)	1,950	4,395	0.08%
Punjab National Bank	2,350	36,820	0.72%
		202,233	3.95%

Kuwait – 1.01%
Agility Public
Warehousing Co. K.S.C.	17,200	51,993	1.01%

Qatar – 0.73%
Industries Qatar Q.S.C.	700	37,196	0.73%

Republic of Korea – 4.60%
Dongbu Insurance Co., Ltd	575	34,663	0.68%
Hana Financial Group, Inc.	1,375	57,630	1.12%
Hyundai Mipo
Dockyard Co., Ltd	450	57,181	1.12%
LG Electronics, Inc.	650	48,404	0.94%
Samsung Electronics Co., Ltd	600	37,766	0.74%
		235,644	4.60%

United Arab Emirates – 0.79%
Abu Dhabi Commercial
Bank PJSC	4,350	9,486	0.18%
Union National Bank PJSC (a)	16,931	31,113	0.61%
		40,599	0.79%
Total Participatory Notes
(Cost $546,871)		567,665	11.08%

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Focused Value Fund
Schedule of Investments (Continued)
August 31, 2014 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
SHORT-TERM INVESTMENTS-5.59%

Short Term Treasury
Portfolio – Institutional
Class, 0.01% (b)	286,072	$286,072	5.59%
Total Short-Term Investments
(Cost $286,072)		286,072	5.59%
Total Investments
(Cost $4,880,641) – 100.37%		5,138,913	100.37%
Liabilities in Excess
of Other Assets – (0.37)%		(19,195)	(0.37)%
TOTAL NET ASSETS – 100.00%		$5,119,718	100.00%

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
GDR	Global Depository Receipt
NVDR	Non-voting Depository Receipt
PJSC	Private Joint Stock Company
(a)	Non Income Producing
(b)	Rate shown is the 7-day yield as of August 31, 2014.
(c)
Participatory notes (“P-notes”) allow an indirect investment in foreign securities without registration in those markets. In addition to normal risks associated with direct investments, P-notes are also subject to counterparty risk. The performance results of P-notes will not exactly replicate the performance of the underlying securities due to transaction costs and other expenses.

(d)	Illiquid security: a security may be considered illiquid if it lacks a readily available market. As of August 31, 2014 the value of these investments was $53,066 or 1.04% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Focused Value Fund
Portfolio Diversification
August 31, 2014 (Unaudited)

		% of
	Value	Net Assets
COMMON STOCKS
Consumer Discretionary	$712,007	13.91%
Consumer Staples	93,668	1.83%
Energy	633,940	12.38%
Financials	667,198	13.03%
Health Care	102,317	2.00%
Industrials	711,274	13.90%
Information Technology	745,549	14.56%
Materials	126,130	2.46%
Telecommunication Services	271,389	5.30%
Utilities	221,704	4.33%
Total Common Stocks	4,285,176	83.70%

PARTICIPATORY NOTES
Consumer Discretionary	48,404	0.95%
Financials	231,137	4.52%
Industrials	184,136	3.59%
Information Technology	52,549	1.02%
Materials	51,439	1.00%
Total Participatory Notes	567,665	11.08%
Short-Term Investments	286,072	5.59%
Total Investments	5,138,913	100.37%
Liabilities in Excess of Other Assets	(19,195)	(0.37)%
Total Net Assets	$5,119,718	100.00%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Portfolio Allocation
August 31, 2014 (Unaudited)

The portfolio’s holdings and allocations are subject to change.  The percentages are of total investments on long securities as of August 31, 2014.

Pzena Long/Short Value Fund
Schedule of Investments
August 31, 2014 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 104.90%
Consumer Discretionary – 15.39%
Coach, Inc.	303	$11,159	0.44%
DIRECTV (a) (d)	163	14,091	0.56%
Expedia, Inc. (d)	374	32,127	1.27%
GameStop Corp. (d)	334	14,095	0.56%
General Motors Co. (d)	804	27,979	1.10%
Interpublic Group
of Companies, Inc. (d)	3,036	59,293	2.34%
Lamar Advertising Co. (d)	902	47,337	1.87%
Morningstar, Inc. (d)	324	22,252	0.88%
News Corp. (a) (d)	1,238	21,820	0.86%
Omnicom Group, Inc. (d)	677	48,751	1.92%
Staples, Inc. (d)	4,010	46,837	1.85%
TRW Automotive
Holdings Corp. (a) (d)	459	44,197	1.74%
		389,938	15.39%

Consumer Staples – 0.51%
Bunge, Ltd (b) (d)	154	13,036	0.51%

Energy – 13.21%
Baker Hughes, Inc. (d)	832	57,524	2.27%
BP PLC – ADR (b) (d)	726	34,732	1.37%
ExxonMobil Corp. (d)	857	85,238	3.37%
Murphy Oil Corp. (d)	358	22,364	0.88%
Rowan Companies PLC (b)	410	12,431	0.49%
Royal Dutch Shell
PLC – ADR (b) (d)	338	27,368	1.08%
Schlumberger, Ltd (b) (d)	231	25,327	1.00%
Superior Energy
Services, Inc. (d)	1,945	69,709	2.75%
		334,693	13.21%

Financials – 28.82%
Allied World
Assurance Co. (b) (d)	448	16,572	0.65%
American International
Group, Inc. (d)	1,012	56,733	2.24%
Assurant, Inc. (d)	789	52,666	2.08%
Axis Capital Holdings, Ltd (b)	280	13,502	0.53%
Bank of America Corp. (d)	2,603	41,882	1.65%
Citigroup, Inc. (d)	948	48,964	1.93%
Goldman Sachs Group, Inc. (d)	243	43,524	1.72%
Invesco, Ltd (b) (d)	962	39,288	1.55%
JP Morgan Chase & Co. (d)	721	42,863	1.69%
Legg Mason, Inc. (d)	1,197	59,037	2.33%
Metlife, Inc. (d)	711	38,920	1.54%
Morgan Stanley (d)	1,307	44,843	1.77%
PartnerRe, Ltd (b) (d)	325	36,299	1.43%
PNC Financial
Services Group, Inc. (d)	458	38,816	1.53%
Progressive Corp. (d)	1,167	29,198	1.15%
State Street Corp. (d)	680	48,980	1.93%
UBS AG (b) (d)	1,247	22,371	0.88%
Voya Financial, Inc. (d)	877	34,282	1.35%
Wells Fargo & Co. (d)	426	21,913	0.87%
		730,653	28.82%

Health Care – 12.56%
Abbott Laboratories (d)	1,295	54,701	2.16%
Becton, Dickinson & Co. (d)	690	80,848	3.19%
Cigna Corp. (d)	562	53,165	2.10%
Covance, Inc. (a)	147	12,186	0.48%
Gilead Sciences, Inc. (a) (d)	454	48,841	1.93%
Henry Schein, Inc. (a)	191	22,861	0.90%
Mallinckrodt Pub Ltd Co. (a) (b)	0.5	40	0.00%
United Therapeutics
Corp. (a) (d)	192	22,623	0.89%
Waters Corp. (a) (d)	222	22,961	0.91%
		318,226	12.56%

Industrials – 9.78%
Agco Corp.	373	18,217	0.72%
Owens Corning, Inc. (d)	817	29,412	1.16%
Parker Hannifin Corp. (d)	373	43,082	1.70%
Terex Corp. (d)	2,170	81,179	3.20%
URS Corp. (d)	1,255	76,028	3.00%
		247,918	9.78%

Information Technology – 22.22%
Amdocs, Ltd (b) (d)	914	43,049	1.70%
Arrow Electronics, Inc. (a)	397	24,713	0.97%
Avnet, Inc. (d)	1,345	59,866	2.36%
Check Point Software
Technologies, Ltd (a) (b)	194	13,778	0.54%
Global Payments, Inc. (d)	187	13,599	0.54%
Hewlett-Packard Co. (d)	2,582	98,115	3.87%
Intel Corp. (d)	1,131	39,495	1.56%
Jabil Circuit, Inc.	1,341	28,939	1.14%
MasterCard, Inc. (d)	576	43,667	1.72%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Investments (Continued)
August 31, 2014 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 104.90% (Continued)
Information Technology – 22.22% (Continued)
Microsoft Corp. (d)	1,304	$59,241	2.34%
ON Semiconductor
Corp. (a) (d)	4,300	41,968	1.66%
Oracle Corp. (d)	1,444	59,969	2.37%
Synopsys, Inc. (a) (d)	898	36,728	1.45%
		563,127	22.22%

Materials – 0.85%
W.R. Grace & Co. (a)	218	21,589	0.85%

Utilities – 1.56%
Exelon Corp. (d)	1,183	39,536	1.56%
Total Common Stocks
(Cost $2,491,004)		2,658,716	104.90%

REITS – 7.43%
Financials – 7.43%
Camden Property Trust (d)	622	46,550	1.84%
Digital Realty Trust, Inc. (d)	231	15,073	0.60%
Equity Residential (d)	707	46,994	1.85%
Home Properties, Inc. (d)	663	42,578	1.68%
Hospitality Properties Trust (d)	1,260	37,082	1.46%
Total REITS (Cost $171,883)		188,277	7.43%

SHORT-TERM INVESTMENTS – 0.17%

Short Term Treasury
Portfolio – Institutional
Class, 0.01% (c)	4,267	4,267	0.17%
Total Short-Term Investments
(Cost $4,267)		4,267	0.17%
Total Investments
(Cost $2,667,154) – 112.50%		2,851,260	112.50%
Liabilities in Excess
of Other Assets – (12.50)%		(316,800)	(12.50)%
TOTAL NET ASSETS – 100.00%		$2,534,460	100.00%

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non Income Producing
(b)	Foreign Issued Security
(c)	Rate shown is the 7-day yield as of August 31, 2014.
(d)	All or a portion of the security has been pledged in connection with open short securities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Securities Sold Short
August 31, 2014 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 53.24%
Consumer Discretionary – 11.60%
Amazon.com, Inc. (a)	50	$16,952	0.67%
Cabelas, Inc. (a)	276	16,841	0.66%
Dominos Pizza, Inc.	217	16,373	0.65%
Genuine Parts Co.	214	18,776	0.74%
Kate Spade & Co. (a)	646	20,892	0.82%
Las Vegas Sands Corp.	256	17,027	0.67%
Lions Gate
Entertainment Corp. (b)	530	17,177	0.68%
Lululemon Athletica, Inc. (a)	350	13,975	0.55%
Norwegian Cruise Line
Holdings, Ltd (a) (b)	580	19,320	0.76%
O’Reilly Automotive, Inc. (a)	123	19,185	0.76%
Polaris Industries, Inc.	97	14,102	0.56%
Service Corp Intl	769	17,049	0.67%
Six Flags Entertainment Corp.	506	18,459	0.73%
Starbucks Corp.	237	18,441	0.73%
Tiffany & Co.	188	18,977	0.75%
Tractor Supply Co.	251	16,804	0.66%
Ulta Salon, Cosmetics &
Fragrance, Inc. (a)	141	13,721	0.54%
		294,071	11.60%

Consumer Staples – 3.66%
Estee Lauder Companies, Inc.	238	18,286	0.72%
Reynolds American, Inc.	321	18,769	0.74%
Sprouts Farmers Market, Inc. (a)	613	18,966	0.75%
United Natural Foods, Inc. (a)	303	19,480	0.77%
Whole Foods Market, Inc.	444	17,378	0.68%
		92,879	3.66%

Energy – 2.55%
Cabot Oil & Gas Corp.	365	12,242	0.48%
EQT Corp.	170	16,840	0.67%
Pioneer Natural Resources Co.	91	18,987	0.75%
Range Resources Corp.	209	16,426	0.65%
		64,495	2.55%

Health Care – 8.04%
Align Technology, Inc. (a)	331	18,026	0.71%
Athenahealth, Inc. (a)	109	15,744	0.62%
BioMarin
Pharmaceutical, Inc. (a)	220	15,668	0.62%
Bristol-Myers Squibb Co.	324	16,411	0.65%
Brookdale Senior Living, Inc. (a)	536	18,733	0.74%
Cerner Corp. (a)	339	19,547	0.77%
Cubist Pharmaceuticals, Inc. (a)	289	19,950	0.79%
Envision Healthcare
Holdings (a)	508	18,572	0.73%
Perrigo Co. PLC (b)	133	19,782	0.78%
Regeneron Pharmaceuticals (a)	54	18,928	0.75%
Team Health Holdings, Inc. (a)	382	22,355	0.88%
		203,716	8.04%

Industrials – 9.53%
A.O. Smith Corp.	379	18,601	0.73%
Fastenal Co.	359	16,255	0.64%
Genesee & Wyoming, Inc. (a)	184	18,093	0.71%
HEICO Corp.	233	12,072	0.48%
Hertz Global Holdings, Inc. (a)	513	15,159	0.60%
Hexcel Corp. (a)	409	16,847	0.67%
IHS, Inc. (a)	134	19,091	0.75%
Kansas City Southern	180	20,765	0.82%
Lennox International, Inc.	170	14,239	0.56%
Pall Corp.	215	18,140	0.72%
Pentair PLC (b)	247	16,813	0.66%
Rollins, Inc.	640	19,040	0.75%
Waste Connections, Inc.	400	19,624	0.78%
Watsco, Inc.	181	16,741	0.66%
		241,480	9.53%

Information Technology – 10.46%
Concur Technologies, Inc. (a)	211	21,180	0.84%
CoStar Group, Inc. (a)	116	16,791	0.66%
EchoStar Corp. (a)	374	18,861	0.74%
Gartner, Inc. (a)	243	18,125	0.71%
LinkedIn Corp. (a)	85	19,189	0.76%
NetSuite, Inc. (a)	181	15,863	0.63%
Pandora Media, Inc. (a)	488	13,196	0.52%
Rackspace Hosting, Inc. (a)	475	16,435	0.65%
Salesforce.com, Inc. (a)	327	19,322	0.76%
Stratasys Ltd (a) (b)	171	20,513	0.81%
Tableau Software, Inc. (a)	199	13,032	0.51%
Twitter, Inc. (a)	428	21,293	0.84%
VMware, Inc. (a)	178	17,547	0.69%
Workday, Inc. (a)	152	13,843	0.55%
Yelp, Inc. (a)	243	20,028	0.79%
		265,218	10.46%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Securities Sold Short (Continued)
August 31, 2014 (Unaudited)

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 53.24% (Continued)
Materials – 5.21%
Air Prods & Chems, Inc.	141	$18,782	0.74%
Crown Holdings, Inc. (a)	374	18,053	0.71%
Monsanto Co.	155	17,926	0.71%
NewMarket Corp.	48	19,531	0.77%
Nucor Corp.	354	19,229	0.76%
Valspar Corp.	245	19,786	0.78%
Vulcan Materials Co.	294	18,634	0.74%
		131,941	5.21%

Utilities – 2.19%
American Water Works Co. Inc.	381	19,283	0.76%
Calpine Corp. (a)	765	18,184	0.72%
ITC Holdings Corp.	486	18,152	0.71%
		55,619	2.19%
Total Common Stocks
(Proceeds $1,289,567)		1,349,419	53.24%

REITS – 4.38%
Financials – 4.38%
Plum Creek Timber
Company, Inc.	410	16,658	0.66%
Prologis, Inc.	446	18,259	0.72%
Public Storage	107	18,744	0.74%
Regency Centers Corp.	339	19,371	0.76%
SL Green Realty Corp.	173	18,918	0.75%
Taubman Ctrs, Inc.	249	18,966	0.75%
Total REITS
(Proceeds $106,716)		110,916	4.38%
TOTAL SECURITIES
SOLD SHORT
(Proceeds $1,396,283) – 57.62%		$1,460,335	57.62%

Percentages are stated as a percent of net assets.

As of August 31, 2014 securities and cash collateral of $2,044,029 has been pledged in connection with open short securities.

(a)	Non Income Producing
(b)	Foreign Issued Security

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities
August 31, 2014 (Unaudited)

	PZENA	PZENA	PZENA
	MID CAP	EMERGING MARKETS	LONG/SHORT
	FOCUSED VALUE	FOCUSED VALUE	VALUE
	FUND	FUND	FUND
ASSETS:
Investments in securities, at value
(cost $2,093,582, $4,880,641 and $2,667,154, respectively	$2,159,320	$5,138,913	$2,851,260
Foreign currency, at value (cost $0, $15,272 and $0, respectively)	—	15,334	—
Cash	—	—	218
Deposits for short sales	—	—	1,457,897
Receivable for securities sold	—	20,034	—
Dividend and interest receivable	1,829	10,322	4,432
Receivable for fund shares sold	68	159	246
Receivable from Advisor	14,509	13,190	21,980
Prepaid expenses	21,912	21,912	21,912
Total Assets	2,197,638	5,219,864	4,357,945
LIABILITIES:
Short securities, at value (proceeds received $0, $0 and $1,396,283 respectively)	—	—	1,460,335
Due from Custodian	—	3,020	—
Loan payable	—	—	205,000
Dividend payable	—	—	1,161
Margin payable	—	—	98,156
Payable for securities purchased	—	33,355	—
Currency payable	—	5	—
Distribution fees payable	1,071	1,100	1,058
Accrued services fees	89	92	87
Accrued administration and accounting expenses	21,439	25,796	23,310
Accrued transfer agent fees and expenses	9,679	9,666	9,603
Accrued audit expense	8,704	8,704	8,704
Accrued legal fees	4,792	4,792	4,653
Accrued custody expenses	1,050	5,054	2,869
Accrued compliance fees	2,524	2,524	2,524
Accrued printing & mailing expenses	3,435	3,435	3,434
Payable to trustees	1,734	1,734	1,733
Accrued expenses and other payables	871	869	858
Total Liabilities	55,388	100,146	1,823,485
NET ASSETS	$2,142,250	$5,119,718	$2,534,460
NET ASSETS CONSIST OF:
Capital stock	$2,048,893	$4,837,502	$2,469,352
Accumulated net investment income (loss)	(35)	24,409	(10,377)
Accumulated net realized gain (loss) on investments	27,654	(497)	(44,569)
Unrealized net appreciation (depreciation) on:
Investments	65,738	258,304	184,106
Securities sold short	—	—	(64,052)
Total Net Assets	$2,142,250	$5,119,718	$2,534,460
NET ASSETS
Investor Class:
Net assets	$1,075,989	$1,104,636	$1,031,531
Shares outstanding (unlimited number of shares authorized, no par value)	102,916	100,657	100,689
Net asset value, offering price and redemption price per share(1)	$10.46	$10.97	$10.24
Institutional Class:
Net assets	$1,066,260	$4,015,082	$1,502,929
Shares outstanding (unlimited number of shares authorized, no par value)	101,834	365,294	146,509
Net asset value, offering price and redemption price per share(1)	$10.47	$10.99	$10.26

(1)
A redemption fee of 1.00% is assessed against shares redeemed within 30 days of purchase for the Mid Cap Focused Value Fund and 60 days for the Emerging Markets Focused Value and Long/Short Value Fund.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations
August 31, 2014 (Unaudited)

	PZENA	PZENA	PZENA
	MID CAP	EMERGING MARKETS	LONG/SHORT
	FOCUSED VALUE	FOCUSED VALUE	VALUE
	FUND	FUND	FUND
INVESTMENT INCOME:
Dividend income(1)	$10,022	$41,160	$18,954
Interest income	6	10	7
Total investment income	10,028	41,170	18,961

EXPENSES:
Investment advisory fees (Note 4)	6,851	10,872	15,082
Dividend and interest expense on shorts	—	—	9,368
Interest expense (Note 8)	—	—	894
Distribution fees – Investor Class (Note 5)	1,071	1,100	1,058
Service fees – Investor Class (Note 6)	428	440	423
Administration and accounting fees (Note 4)	35,255	40,367	38,134
Transfer agent fees and expenses (Note 4)	15,536	15,536	15,535
Federal and state registration fees	14,166	14,166	14,166
Audit fees	8,704	8,704	8,704
Legal fees	5,240	5,240	5,240
Chief Compliance Officer fees and expenses (Note 4)	4,191	4,191	4,191
Printing and mailing expense	3,435	3,435	3,435
Trustees’ fees and expenses	3,354	3,354	3,354
Other expenses	2,624	2,624	2,624
Custody fees (Note 4)	2,371	12,286	21,805
Total expenses before reimbursement from Advisor	103,226	122,315	144,013
Expense reimbursement from Advisor (Note 4)	(93,163)	(105,554)	(114,675)
Net expenses	10,063	16,761	29,338
NET INVESTMENT INCOME (LOSS)	$(35)	$24,409	$(10,377)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments
Investments	27,654	(497)	24,873
Securities sold short	—	—	(69,442)
Change in unrealized appreciation (depreciation) on investments
Investments	65,738	258,304	184,106
Securities sold short	—	—	(64,052)
Net gain on investments	93,392	257,807	75,485

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$93,357	$282,216	$65,108

(1)	Net of foreign taxes withheld of $0, $4,937 and $48, respectively.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Changes in Net Assets
August 31, 2014 (Unaudited)

	PZENA	PZENA	PZENA
	MID CAP	EMERGING MARKETS	LONG/SHORT
	FOCUSED VALUE	FOCUSED VALUE	VALUE
	FUND	FUND	FUND
	Period Ended	Period Ended	Period Ended
	August 31, 2014	August 31, 2014	August 31, 2014
	(Unaudited)	(Unaudited)	(Unaudited)
OPERATIONS:
Net investment income (loss)	$(35)	$24,409	$(10,377)
Net realized gain (loss) on investments	27,654	$(497)	(44,569)
Change in unrealized appreciation on investments	65,738	258,304	120,054
Net increase in net assets resulting from operations	93,357	282,216	65,108

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,030,000	1,007,000	1,007,000
Proceeds from shares subscribed – Institutional Class	1,018,893	3,830,502	1,462,352
Net increase in net assets derived from capital share transactions	2,048,893	4,837,502	2,469,352

TOTAL INCREASE IN NET ASSETS	2,142,250	5,119,718	2,534,460

NET ASSETS:
Beginning of period	—	—	—
End of period	$2,142,250	$5,119,718	$2,534,460

Accumulated net investment income (loss), end of period	$(35)	$24,409	$(10,377)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	102,916	100,657	100,689
Shares sold – Institutional Class	101,834	365,294	146,509
Net increase in shares outstanding	204,750	465,951	247,198

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statement of Cash Flows
August 31, 2014 (Unaudited)

Pzena
Long/Short
Value Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$65,108
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(3,315,926)
Purchases to cover securities sold short	(1,184,510)
Proceeds from sales of long-term investments	674,393
Proceeds from securities sold short	2,510,738
Purchases of short-term investments, net	(135)
Net realized gain on investments	(24,873)
Net realized loss on short transactions	69,442
Change in unrealized appreciation on investments	(184,106)
Change in unrealized depreciation on short transactions	64,052
(Increases) decreases in operating assets:
Increase in dividends and interest receivable	(4,432)
Increase in deposits at broker for short sales	(1,457,897)
Increase in receivable from Advisor	(21,980)
Increase in prepaid expenses and other assets	(21,912)
Increases (decreases) in operating liabilities:
Increase in dividends payable on short positions	1,161
Increase in payable for distribution fees	1,058
Increase in payable to Trustees	1,733
Increase in other accrued expenses	154,198
Net cash used in operating activities	(2,673,888)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	2,469,106
Increase in loan payable	205,000
Net cash provided by financing activities	2,674,106

Net change in cash	218

CASH:
Beginning balance	—
Ending balance	$218

SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	$894
Non-cash financing activities – distributions reinvested	—
Non-cash financing activities – increase in receivable for Fund shares sold	246
Non-cash financing activities – decrease in payable for Fund shares redeemed	—

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Focused Value Fund
Financial Highlights
August 31, 2014 (Unaudited)

For a share outstanding throughout the period
	Investor Class		Institutional Class
	March 31, 2014(1)		March 31, 2014(1)
	through		through
	August 31, 2014		August 31, 2014
	(Unaudited)		(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$10.00		$10.00

Income from investment operations:
Net investment income (loss)	(0.01)		0.01
Net realized and unrealized gains on securities	0.47		0.46
Total from investment operations	0.46		0.47

Net asset value, end of period	$10.46		$10.47

TOTAL RETURN	4.60	%(2)	4.70	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000’s)	$1,076		$1,066
Ratio of expenses to average net assets:
Before expense reimbursement	12.23	%(3)	11.88	%(3)
After expense reimbursement	1.35	%(3)	1.00	%(3)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(11.06	)%(3)	(10.71	)%(3)
After expense reimbursement	(0.18	)%(3)	0.17	%(3)
Portfolio turnover rate	13	%(2)(4)	13	%(2)(4)

(1)	The Fund commenced operations on March 31, 2014.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Focused Value Fund
Financial Highlights
August 31, 2014 (Unaudited)

For a share outstanding throughout the period
	Investor Class		Institutional Class
	March 31, 2014(1)		March 31, 2014(1)
	through		through
	August 31, 2014		August 31, 2014
	(Unaudited)		(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$10.00		$10.00

Income from investment operations:
Net investment income (loss)	0.10		0.04
Net realized and unrealized gains (losses) on securities	0.87		0.95
Total from investment operations	0.97		0.99

Net asset value, end of period	$10.97		$10.99

TOTAL RETURN	9.70	%(2)	9.90	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000’s)	$1,105		$4,015
Ratio of expenses to average net assets:
Before expense reimbursement	12.78	%(3)	10.21	%(3)
After expense reimbursement	1.75	%(3)	1.40	%(3)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(8.74	)%(3)	(6.59	)%(3)
After expense reimbursement	2.29	%(3)	2.22	%(3)
Portfolio turnover rate	4	%(2)(4)	4	%(2)(4)

(1)	The Fund commenced operations on March 31, 2014.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Financial Highlights
August 31, 2014 (Unaudited)

For a share outstanding throughout the period
	Investor Class		Institutional Class
	March 31, 2014(1)		March 31, 2014(1)
	through		through
	August 31, 2014		August 31, 2014
	(Unaudited)		(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$10.00		$10.00

Income from investment operations:
Net investment income (loss)	(0.05)		(0.03)
Net realized and unrealized gain on investments	0.29		0.29
Total from investment operations	0.24		0.26

Net asset value, end of period	$10.24		$10.26

TOTAL RETURN	2.40	%(2)	2.60	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000’s)	$1,032		$1,503
Ratio of expenses to average net assets:
Before expense reimbursement	14.50	%(3)	14.20	%(3)
After expense reimbursement	3.11	%(3)	2.78	%(3)
Ratio of expenses excluding dividend and interest
expense on short positions to average net assets:
Before reimbursements and/or waivers	13.49	%(3)	13.17	%(3)
After reimbursements and/or waivers	2.10	%(3)	1.75	%(3)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(11.62	)%(3)(4)	(11.27	)%(3)(4)
After expense reimbursement	(0.23	)%(3)(4)	0.15	%(3)(4)
Portfolio turnover rate	28	%(2)(5)(6)	28	%(2)(5)(6)

(1)	The Fund commenced operations on March 31, 2014.
(2)	Not annualized.
(3)	Annualized.
(4)	The net investment loss ratios include dividend and interest expense on short positions.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.
(6)	Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Notes to Financial Statements
August 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

The Pzena Mid Cap Focused Value Fund (the “Mid Cap Fund”), Pzena Emerging Markets Focused Value Fund (the “Emerging Markets Fund”), and the Pzena Long/Short Value Fund (the “Long/Short Fund”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  Each of the Funds is a diversified fund and commenced operations on March 31, 2014.  The primary investment objective for each of the Funds is to achieve long-term capital appreciation.  Currently, each of the Funds offers Investor Class & Institutional Class shares.  Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken in the Funds’ 2014 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions, Dividends and Distributions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December.  The Funds may make any additional payment of dividends or distributions if they deem it desirable at any other time during the year. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Funds’ shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Funds are charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds proportionately based on allocation methods approved by the Board of Trustees (the “Board”).

Redemption Fees – The Funds charge a 1% redemption fee to shareholders who redeem shares held for 30 days or less for the Mid Cap Focused Value Fund and 60 days for the Emerging Markets Focused Value and Long/Short Value Fund.  Such fees are retained by the applicable Fund and accounted for as an addition to paid-in capital.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Events Subsequent to the Fiscal Period End – In preparing the financial statements as of August 31, 2014, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.

REITs – The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of each Fund’s distributions may also be designated as a return of capital.

Leverage and Short Sales – The Long/Short Value Fund may use leverage in connection with its investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.  The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short.  Such dividends and interest are recorded as an expense to the Fund.

Derivatives – The Funds have adopted the financial account reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s result of operations and financial position.  During the period ended August 31, 2014 the Funds did not hold any derivative instruments.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Participatory Notes – Participatory notes are valued with an evaluated price provided by an independent pricing service.  These securities will generally be classified in level 2 of the fair value hierarchy.

Debt Securities – Debt securities, such as corporate bonds, asset backed securities, mortgage backed securities, municipal bonds, U.S. Treasuries and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities will generally be classified in level 2 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Funds intend to hold no more than 15% of its net assets in illiquid securities.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144a securities, are not subject to the limitation on the Fund’s investment in illiquid securities if they are determined to be liquid in accordance with the procedures adopted by the Fund’s Board of Trustees.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determines its net asset value per share.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust that comprises representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

The following is a summary of the inputs used to value the Mid Cap Focused Value Fund’s securities as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$417,072	$—	$—	$417,072
Energy	178,529	—	—	178,529
Financials	611,744	—	—	611,744
Health Care	152,243	—	—	152,243
Industrials	362,568	—	—	362,568
Information Technology	295,124	—	—	295,124
Total Common Stocks	2,017,280	—	—	2,017,280
REITs	61,803	—	—	61,803
Short-Term Investments	80,237	—	—	80,237
Total Investments in Securities	$2,159,320	$—	$—	$2,159,320

Transfers between levels are recognized at the end of the reporting period.  The Fund recognized no transfers between levels at August 31, 2014.  There were no level 3 securities held in the Fund during the period ended August 31, 2014.

The following is a summary of the inputs used to value the Emerging Markets Focused Value Fund’s securities as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$392,370	$—	$—	$392,370
China	897,678	—	—	897,678
Czech Republic	84,149	—	—	84,149
Hong Kong	365,896	—	—	365,896
Hungary	134,132	—	—	134,132
Malaysia	131,065	—	—	131,065
Poland	129,031	—	—	129,031
Qatar	61,113	—	—	61,113
Republic of Korea	647,787	—	—	647,787
Russian Federation	384,806	—	—	384,806
South Africa	296,901	—	—	296,901
Taiwan	482,471	—	—	482,471
Thailand	102,692	—	—	102,692
Turkey	35,512	—	—	35,512
United Arab Emirates	87,133	—	—	87,133
United States	52,440	—	—	52,440
Total Common Stocks	4,285,176	—	—	4,285,176
Participatory Notes
India	—	202,233	—	202,233
Kuwait	—	51,993	—	51,993
Qatar	—	37,196	—	37,196
Republic of Korea	—	235,644	—	235,644
United Arab Emirates	—	40,599	—	40,599
Total Participatory Notes	—	567,665	—	567,665
Short-Term Investments	286,072	—	—	286,072
Total Investments in Securities	$4,571,248	$567,665	$—	$5,138,913

Refer to the Fund’s Schedule of Investments for a detailed break-out of holdings by sector classifications.

Transfers between levels are recognized at the end of the reporting period.  The Fund recognized no transfers between levels at August 31, 2014.  There were no level 3 securities held in the Fund during the period ended August 31, 2014.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

The following is a summary of the inputs used to value the Long/Short Value Fund’s securities as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$389,938	$—	$—	$389,938
Consumer Staples	13,036	—	—	13,036
Energy	334,693	—	—	334,693
Financials	730,653	—	—	730,653
Health Care	318,226	—	—	318,226
Industrials	247,918	—	—	247,918
Information Technology	563,127	—	—	563,127
Materials	21,589	—	—	21,589
Utilities	39,536	—	—	39,536
Total Common Stocks	2,658,716	—	—	2,658,716
REITs	188,277	—	—	188,277
Short-Term Investments	4,267	—	—	4,267
Total Investments in Securities	$2,851,260	$—	$—	$2,851,260

	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stock
Consumer Discretionary	$294,071	$—	$—	$294,071
Consumer Staples	92,879	—	—	92,879
Energy	64,495	—	—	64,495
Health Care	203,716	—	—	203,716
Industrials	241,480	—	—	241,480
Information Technology	265,218	—	—	265,218
Materials	131,941	—	—	131,941
Utilities	55,619	—	—	55,619
Total Common Stocks	1,349,419	—	—	1,349,419
REITs	110,916	—	—	110,916
Total Securities Sold Short	$1,460,335	$—	$—	$1,460,335

Transfers between levels are recognized at the end of the reporting period.  The Fund recognized no transfers between levels at August 31, 2014.  There were no level 3 securities held in the Fund during the period ended August 31, 2014.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Pzena Investment Management, LLC (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to each Fund.  The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly management fee, based upon the average daily net assets of the Funds at the annual rates of:

Mid Cap Focused Value Fund	0.80%
Emerging Markets Focused Value Fund	1.00%
Long/Short Value Fund	1.50%

For the period ended August 31, 2014, the advisory fees incurred by each of the Funds were as follows: $6,851 for the Mid Cap Focused Value Fund, $10,872 for the Emerging Markets Focused Value Fund, and $15,082 for the Long/Short Value Fund. Advisory fees payable at March 31, 2014 were $1,419, 3,876, and 3,182 respectively.

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

The Funds are responsible for their own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Funds to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

Mid Cap Focused Value Fund
Investor Class	1.35%
Institutional Class	1.00%

Emerging Markets Focused Value Fund
Investor Class	1.75%
Institutional Class	1.40%

Long/Short Value Fund
Investor Class	2.10%
Institutional Class	1.75%

Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the period ended August 31, 2014, the Advisor reduced its fees in the amount of $93,163 for the Mid Cap Focused Value Fund, $105,554 for the Emerging Markets Focused Value Fund, and $114,675 for the Long/Short Value Fund. Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

2017
Mid Cap Focused Value Fund	$ 93,163
Emerging Markets Focused Value Fund	$105,554
Long/Short Value Fund	$114,675

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer and transfer agent to the Fund.  U.S. Bank N.A. an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.  For the period ended August 31, 2014, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

Mid Cap Focused Value Fund
Administration & accounting	$35,255
Custody	$ 2,371
Transfer agency (a)	$13,845
Chief Compliance Officer	$ 4,191

(a) Does not include out-of-pocket expenses

Emerging Markets Focused Value Fund
Administration & accounting	$40,367
Custody	$12,286
Transfer agency (a)	$13,845
Chief Compliance Officer	$ 4,191

(a) Does not include out-of-pocket expenses

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

Long/Short Value Fund
Administration & accounting	$38,134
Custody	$21,805
Transfer agency (a)	$13,845
Chief Compliance Officer	$ 4,191

(a) Does not include out-of-pocket expenses

At August 31, 2014, the Funds had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Mid Cap Focused Value Fund
Administration & accounting	$21,439
Custody	$ 1,050
Transfer agency (a)	$ 8,416
Chief Compliance Officer	$ 2,524

(a) Does not include out-of-pocket expenses

Emerging Markets Focused Value Fund
Administration & accounting	$25,796
Custody	$ 5,054
Transfer agency (a)	$ 8,414
Chief Compliance Officer	$ 2,524

(a) Does not include out-of-pocket expenses

Long/Short Value Fund
Administration & accounting	$23,310
Custody	$ 2,869
Transfer agency (a)	$ 8,400
Chief Compliance Officer	$ 2,524

(a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended August 31, 2014, the Mid Cap Focused Value Fund, Emerging Markets Focused Value Fund, and Long/Short Value Fund incurred distribution expenses on their Investor Class shares of $1,071, $1,100, and $1,058, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of 0.10% of the average daily net assets of the Investor Class shares.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and

Pzena Funds
Notes to Financial Statements (Continued)
August 31, 2014 (Unaudited)

equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the period ended August 31, 2014, the Mid Cap Focused Value Fund, Emerging Markets Focused Value Fund, and Long/Short Value Fund incurred $428, $440 and $423, respectively, in shareholder servicing fees.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the period ended August 31, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Mid Cap Focused Value Fund	$2,246,179	$260,488
Emerging Markets Focused Value Fund	$4,700,268	$107,795
Long/Short Value Fund	$3,315,926	$674,393

There were no purchases or sales of long-term U.S. Government securities.

NOTE 8 – LINE OF CREDIT

The Pzena Long/Short Value Fund has a line of credit intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with investing in securities sold short.  The credit facility is with Pershing Prime Services.  Borrowings under this arrangement bear interest at the Fed Funds Open plus 90 basis points.  During the period ended August 31, 2014, the Fund had an outstanding average daily balance and a weighted average interest rate of $162,558 and 0.98%, respectively. The maximum amount outstanding for the Fund during the period was $293,796.

NOTE 9 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940.  The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of August 31, 2014:

	Mid Cap Focused Value Fund
	Investor Class	Institutional Class
Pzena Investment Management, Inc.	97%	98%

	Emerging Markets Focused Value Fund
	Investor Class	Institutional Class
Pzena Investment Management, Inc.	99%	27%
The Healthcare Foundation of New Jersey, Inc.	—	72%

	Long/Short Value Fund
	Investor Class	Institutional Class
Pzena Investment Management, Inc.	99%	68%

Pzena Funds
Expense Example
August 31, 2014 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from March 31, 2014 (Fund’s inception) to August 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pzena Funds
Expense Example (Continued)
August 31, 2014 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Investor Class	3/31/14	8/31/14	3/31/14 – 8/31/14
Actual
Mid Cap Focused Value Fund – Investor Class	$1,000.00	$1,046.00	$ 5.79
Emerging Markets Focused Value Fund – Investor Class	$1,000.00	$1,097.00	$ 7.69
Long/Short Value Fund – Investor Class	$1,000.00	$1,024.00	$13.19

Hypothetical (5% return before expenses)
Mid Cap Focused Value Fund – Investor Class	$1,000.00	$1,015.30	$ 5.70
Emerging Markets Focused Value Fund – Investor Class	$1,000.00	$1,013.62	$ 7.39
Long/Short Value Fund – Investor Class	$1,000.00	$1,007.92	$13.09

(1)
Expenses are equal to the Mid Cap Focused Value Fund’s expense ratio of 1.35%, the Emerging Markets Focused Value Fund’s expense ratio of 1.75%, and the Long/Short Value Fund’s expense ratio of 3.11%,  multiplied by the average account value over the period, multiplied by 153/365 days (to reflect the five-month period of operation).  The ending account values in the table are based on its actual total returns of the Investor Class shares of the Mid Cap Focused Value Fund, Emerging Markets Focused Value Fund, and the Long/Short Value Fund.  Each of the Fund’s Investor Class shares returned 4.60%, 9.70%, and 2.40% respectively.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Institutional Class	3/31/14	8/31/14	3/31/14 – 8/31/14
Actual
Mid Cap Focused Value Fund – Institutional Class	$1,000.00	$1,047.00	$ 4.29
Emerging Markets Focused Value Fund – Institutional Class	$1,000.00	$1,099.00	$ 6.16
Long/Short Value Fund – Institutional Class	$1,000.00	$1,026.00	$11.80

Hypothetical (5% return before expenses)
Mid Cap Focused Value Fund – Institutional Class	$1,000.00	$1,016.77	$ 4.23
Emerging Markets Focused Value Fund – Institutional Class	$1,000.00	$1,015.09	$ 5.91
Long/Short Value Fund – Institutional Class	$1,000.00	$1,009.31	$11.71

(2)
Expenses are equal to the Mid Cap Focused Value Fund’s expense ratio of 1.00%, the Emerging Markets Focused Value Fund’s expense ratio of 1.40%, and the Long/Short Value Fund’s expense ratio of 2.78%,  multiplied by the average account value over the period, multiplied by 153/365 days (to reflect the five-month period of operation).  The ending account values in the table are based on its actual total returns of the Institutional Class shares of the Mid Cap Focused Value Fund, Emerging Markets Focused Value Fund, and the Long/Short Value Fund.  Each of the Fund’s Institutional Class shares returned 4.70%, 9.90%, and 2.60% respectively.

Pzena Funds
Approval of Investment Advisory Agreement
(Unaudited)

At a meeting held on March 19-20, 2014, the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”), including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the initial investment advisory agreement (“Advisory Agreement”) between the Trust and Pzena Investment Management, LLC for the Pzena Mid Cap Focused Value Fund, Pzena Emerging Markets Focused Value Fund, and Pzena Long/Short Value Fund (the “Funds”) for a period not to exceed two years.  Prior to this meeting, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services expected to be provided by the Advisor to the Funds under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the initial Advisory Agreement:

The full Board, which includes a majority of Independent Trustees, took into consideration, among other things, the nature, extent and quality of the services to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor that would be involved in the day-to-day activities of the Funds, noting that the Advisor currently serves as investment sub-adviser to a number of mutual funds not affiliated with the Trust and previously managed its own family of proprietary mutual funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record and the Advisor’s business continuity plan.  The Board also considered the Advisor’s business plan, noting that the Advisor currently manages other accounts with substantially similar objectives, policies, strategies and risks as the Fund.  The Board considered that as the Advisor only recently began managing the long/short strategy for private accounts held by employees and other associates of the Adviser, it did not have a meaningful long-term performance record involving the strategy.  After discussion, the Board concluded that the Advisor has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services will be satisfactory.

The Trustees then discussed the expected costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and anticipated total fees and expenses of the Funds, the Board reviewed and compared each Fund’s anticipated fees and expenses to those funds in its Lipper peer group, as well as the fees and expenses for similar types of accounts managed by the Advisor.  The Board viewed such information as a whole as useful in assessing whether the Advisor would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process.  The Trustees also took into account the proposed expense waivers.

The Board noted that the Advisor was agreeing to waive its advisory fees and reimburse each Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio, excluding acquired fund fees and expenses, of 1.35% for Investor Class shares and 1.00% for Institutional Class shares of the Pzena Mid Cap Focused Value Fund, 1.75% for Investor Class shares and 1.40% for Institutional Class shares of the Pzena Emerging Markets Focused Value Fund and 2.10% for the Investor Class shares and 1.75% for the Institutional Class shares of the Pzena Long/Short Value Fund (the “Expense Caps”).

With respect to the Mid Cap Fund, the Board noted that the Fund’s expected total operating expenses for the Institutional Class shares were below the peer group median and average, while the Fund’s expected total operating expenses for the Investor Class shares were above the peer group median and average but below the peer group median and average when the peer group was adjusted for funds with assets below $50 million.  The Board also noted that the Mid Cap Fund’s expected contractual advisory fee was above the peer group median and average.  With respect to the Emerging Markets Fund, the Board noted that the Fund’s expected total operating expenses for the Institutional Class shares were below the peer group median and average, while the Fund’s expected total operating expenses for the Investor Class shares were above the peer group median and average.  The Board also noted that the Emerging Markets Fund’s expected contractual advisory fee was equal to the peer group median and above the peer group average.  With respect to the Long/Short Fund, the Board noted that the Fund’s expected total operating expenses for the Institutional Class shares were above the peer group median and below the peer group average but below the peer group median and average when the peer group was adjusted for funds with assets below $50 million, while the Fund’s expected total operating expenses for the Investor Class shares were above the peer group median and average.  The Board also noted that the Long/Short Fund’s expected contractual advisory fee was above the peer group median and average.  The Board considered that the expected contractual advisory fee of the Mid Cap Fund and Emerging Markets Fund was in line with the fees charged by the Advisor to its other accounts with substantially similar objectives, policies, strategies and risks as the Funds.  Because the Advisor’s long/short private accounts are not invested in by advisory clients, no management fee is charged.

Pzena Funds
Approval of Investment Advisory Agreement (Continued)
(Unaudited)

The Board determined that it would continue to monitor the appropriateness of the advisory fee and concluded that, at this time, the fees to be paid to the Advisor were fair and reasonable.

The Board also considered economies of scale that would be expected to be realized by the Advisor as the assets of the Funds grew.  The Board noted that the Advisor would be contractually agreeing to reduce its advisory fees or reimburse Fund expenses indefinitely, but in no event for less than a one year term, so that the Funds do not exceed the Expense Caps.  The Board concluded that there were no effective economies of scale to be shared by the Advisor at this time, but indicated that this issue would be revisited in the future as circumstances changed and asset levels increased.

The Board then considered the expected profitability to the Advisor from its relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the expected direct benefits and the indirect benefits to the Advisor from advising the Funds, such as benefits received in exchange for Rule 12b-1 fees and the use of soft dollars.  The Board considered the estimated profitability to the Advisor from its relationship with the Funds and considered any additional benefits that may be derived by the Advisor from its relationship with the Funds.  After such review, the Board determined that the expected profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor should be able to obtain adequate funding to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including advisory fees, was fair and reasonable to the Funds.  The Board, including a majority of Independent Trustees, therefore determined that the approval of the Advisory Agreement was in the best interests of the Funds and their shareholders.

Pzena Funds
Notice to Shareholders
August 31, 2014 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2014

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2014 is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996). Furthermore, you can obtain a Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-844-PZN-1996 (1-844-796-1996).

Trustees and Officers

A Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-844-PZN-1996 (1-844-796-1996) or by visiting the Fund’s website at www.pzenafunds.com.

Householding

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-PZN-1996 (1-844-796-1996) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

Investment Advisor
Pzena Investment Management, LLC
120 West 45th Street, 20th Floor
New York, New York 10036

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022-3205

Custodian
U.S. Bank N. A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, Wisconsin 53202

ZP-SEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/Douglas G. Hess
Douglas G. Hess, President

Date     November 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Douglas G. Hess
Douglas G. Hess, President

Date     November 6, 2014

By (Signature and Title)*    /s/Cheryl L. King
Cheryl L. King, Treasurer

Date     November 6, 2014

* Print the name and title of each signing officer under his or her signature.